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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                                December 5, 1995
                   ----------------------------------------
               Date of Report (Date of Earliest Event Reported)


                          INTERNATIONAL PAPER COMPANY
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)


New York                        1-3157                       13-0872805
-------------                   ---------                   ------------
(State of                       (Commission                  (IRS Employer
Incorporation)                  File)                        Identification
                                                             Number)

                  Two Manhattanville Road, Purchase, NY 10577
                  -------------------------------------------
                   (Address of Principal executive offices)


                                 914-397-1500
                                 ------------
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        N/A

ITEM 5. OTHER EVENTS

        An action, filed in the Mobile, Alabama County Circuit Court, was granted class action status. The litigation seeks substantial damages (in an amount as yet determined) relating to all hardboard siding manufactured by the Masonite Corporation ("Masonite"), a wholly-owned subsidiary of the Company, since 1980. The matter alleges, in part, that Masonite's hardboard siding was inherently defective, allegedly because it absorbs water, causing it to swell, buckle and eventually deteriorate. The lawsuit also alleges that Masonite knew its product was defective and concealed that fact from the public. Masonite has denied the allegations and will vigorously defend this action. Masonite has removed the case to the Federal District Court for the Southern District of Alabama. The plaintiffs have filed a motion for remand to the State Court. A ruling is expected before the end of January, 1996.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        N/A

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:

        N/A

        (b) Pro Forma Financial Information:

        N/A


        (c) Exhibits:

        N/A


ITEM 8. CHANGES IN FISCAL YEAR

        N/A


                                Signature
                                ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)


Date: December 5, 1995                      /s/ SYVERT E. NERHEIM
      Purchase, NY                          ----------------------------
                                            Syvert E. Nerheim
                                            Assistant Secretary


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